SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the registrant ☑
Filed by a party other than the registrant ☐
Check the appropriate box:
☐ Preliminary proxy statement
☑ Definitive proxy statement
☐ Confidential, For Use of the Commission Only
☐ Definitive additional materials (as permitted by 14a-6(e)(2))
☐ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
ELECTRO RENT CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of filing fee (Check the appropriate box):
☑	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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	(5)	Total fee paid:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, schedule or registration statement no.:

	(3)	Filing party:

	(4)	Date filed:

ELECTRO RENT CORPORATION
6060 Sepulveda Boulevard
Van Nuys, California 91411-2512

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
October 6, 2005
DEAR SHAREHOLDERS:
      You are cordially invited to attend the 2005 Annual Meeting of Shareholders of ELECTRO RENT CORPORATION to be held on Thursday, October 6, 2005, at 10:00 o’clock A.M., at our offices, located at 6060 Sepulveda Boulevard, Van Nuys, California 91411-2512. At the meeting we will:

1. Elect seven directors to serve as members of our Board of Directors until the next Annual Meeting or until their successors are elected.

2. Approve the selection of Deloitte & Touche LLP as our independent auditors.

3. Approve the 2005 Equity Incentive Plan.

4. Transact and act upon such other business as may properly come before the meeting or any adjournments or postponements thereof.
      Shareholders of record at the close of business on August 12, 2005 are entitled to vote at the Annual Meeting. We urge you to vote your shares promptly by signing, dating and marking the enclosed proxy. You have the right to revoke your proxy before it is exercised by giving us written notice any time before the Annual Meeting.
      All shareholders are cordially invited to attend the meeting in person. In any event, please mark, date, sign and return the enclosed proxy.

By Order of the Board of Directors

/s/ Steven Markheim

Steven Markheim, Secretary
DATED: August 12, 2005
Your vote is important, whether or not you expect to attend the Annual Meeting of Shareholders; please mark, date, sign and return promptly the enclosed proxy in the stamped return envelope provided. Your prompt return of the proxy will help avoid the additional expense of further solicitation to assure a quorum at the meeting.
The Annual Meeting is on October 6, 2005. Please return your proxy in time.

GENERAL INFORMATION CONCERNING SOLICITATION AND VOTING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1 ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE
EXECUTIVE COMPENSATION
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE
COMPARISON OF TOTAL SHAREHOLDER RETURN
PROPOSAL 2 APPROVAL OF SELECTION OF INDEPENDENT AUDITORS
PROPOSAL 3 APPROVAL OF 2005 EQUITY INCENTIVE PLAN
DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR PRESENTATION AT 2006 ANNUAL MEETING
OTHER MATTERS
ANNEX A AUDIT COMMITTEE CHARTER
ANNEX B NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
ANNEX C 2005 EQUITY INCENTIVE PLAN

ELECTRO RENT CORPORATION
6060 Sepulveda Boulevard
Van Nuys, California 91411-2512

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
To Be Held On Thursday, October 6, 2005

GENERAL INFORMATION CONCERNING SOLICITATION AND VOTING
      Unless otherwise noted (1) the terms “Electro Rent,” “we,” “us,” and “our” refer to Electro Rent Corporation and its subsidiaries, (2) the terms “Common Stock” and “shareholder(s)” refer to Electro Rent’s common stock and the holders of that stock, respectively, and (3) the term “Board” refers to our Board of Directors.
      We are furnishing this Proxy Statement to you in connection with our solicitation of proxies at our Annual Meeting of shareholders on October 6, 2005, and any adjournments or postponements thereof. Enclosed with this Proxy Statement is a copy of our Annual Report on Form 10-K (without exhibits) for the fiscal year ended May 31, 2005. However, the Annual Report is not intended to be a part of this Proxy Statement or a solicitation of proxies. We are first mailing this Proxy Statement and the accompanying form of proxy on or about August 26, 2005.
Time, Place and Purposes
      We will hold our Annual Meeting at our offices, located at 6060 Sepulveda Boulevard, Van Nuys, California 91411-2512 on Thursday, October 6, 2005 at 10:00 A.M., local time. At the Annual Meeting, we will ask you:

•	To elect seven directors to serve as members of our Board until the next Annual Meeting or until their successors are elected.

•	To approve the selection of Deloitte & Touche LLP as our independent auditors.

•	Approve the 2005 Equity Incentive Plan.
      Although we are not aware of any other matters to be submitted to our shareholders at the Annual Meeting, any other business which properly comes before the meeting may be transacted at the meeting. If other matters do properly come before the meeting, the persons named in the enclosed proxy may vote on such matters in accordance with their best judgment.
Record Date; Voting Rights; Votes Required for Approval
      Our Board has fixed the close of business on August 12, 2005 as the record date for determining the shareholders entitled to receive notice of and to vote at the Annual Meeting. Only shareholders of record as of the close of business on the record date will be entitled to vote at the Annual Meeting.
      As of August 12, 2005, the record date, there were 25,151,022 shares of Common Stock issued and outstanding. Each share is entitled to one vote.
      Holders of a majority of the issued and outstanding shares of Common Stock, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The seven nominees for the Board receiving the greatest numbers of votes at the meeting will be elected to the seven director positions. The selection of Deloitte & Touche LLP as our independent auditors, and the approval of the 2005 Equity Incentive Plan, must each be approved by the shareholders holding a majority of shares present, or represented, and voting at the Annual Meeting, assuming the required quorum is present. For this purpose, abstentions and broker non-votes will have no effect on the outcome of the vote unless such shares are necessary to satisfy the quorum requirement, in which case abstentions and broker non-votes will have the effect of a vote against the proposal.
Voting and Revocation of Proxies
      All shares represented by valid proxies that we receive before the Annual Meeting will be voted at the Annual Meeting as specified in the proxy, unless the proxy has been previously revoked. If no specification is made on a proxy with respect to a proposal, the related shares will be voted “FOR” that proposal. Unless you indicate otherwise, your proxy card also will confer discretionary authority on the board-appointed proxies to vote the shares represented by the proxy on any matter that is properly presented for action at the Annual Meeting.
      You have the right to revoke your proxy at any time before it is voted by giving written notice of revocation to our Secretary by mail or by facsimile, by submitting a subsequent later-dated proxy or by voting in person at the Annual Meeting.
Costs of Solicitation
      We will pay the expenses of printing, assembling and mailing this Proxy Statement. In addition to the use of the mails, our directors, officers or regular employees may solicit proxies without additional compensation, except for reimbursement of actual expenses. They may do so using the mails, in person, by telephone, by facsimile transmission or by other means of electronic communication. We may also make arrangements with brokerage firms and custodians, nominees and fiduciaries to forward proxy solicitation materials to beneficial owners of Common Stock held of record by such persons as of the record date. We will reimburse brokers, fiduciaries, custodians and other nominees for out-of-pocket expenses incurred in sending these proxy materials to, and obtaining instructions from, beneficial owners.
Recommendation of our Board
      Our Board unanimously recommends that you vote “FOR” each of the nominees to be elected to the Board, “FOR” the selection of Deloitte & Touche LLP as our independent auditors and “FOR” the approval of the 2005 Equity Incentive Plan.
      If you sign and return your proxy but do not give voting instructions, your shares will be voted as recommended by the Board.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      The following table sets forth as of the record date the holdings (i) by each person who we know owns 5% or more of our Common Stock, (ii) each of our directors, (iii) each person named in the summary compensation table, and (iv) by all directors and officers as a group. Except as otherwise noted, the persons or entities named have sole voting and investment power with respect to all shares shown as beneficially owned by them.

	Common Stock

	Number of	Percent of
Name and Address of Owner(1)	Shares(2)	Class(2)

Private Capital Management(3)	5,203,079	20.7%
7295 Tilden Lane Naples, Florida 34108
Daniel Greenberg(2)(4)	4,250,179	16.8%
T. Rowe Price Associates, Inc.(5)	3,739,700	14.9%
100 East Pratt Street Baltimore, Maryland 21202
Gerald D. Barrone	41,932	*
Nancy Y. Bekavac	27,283	*
Karen J. Curtin	1,869	*
Thomas A. Curtin(2)	70,179	*
Phillip Greenberg(6)	2,367,573	9.4%
Craig R. Jones(2)	66,558	*
Joseph J. Kearns	11,652	*
S. Lee Kling	51,165	*
Steven Markheim(2)	172,697	*
Gary B. Phillips(2)	208,399	*
James S. Pignatelli	12,673	*
Executive Officers and Directors as a Group (18 Persons)(7)	5,153,630	19.2%

*	Less than 1%.

(1)	The address of each shareholder is 6060 Sepulveda Boulevard, Van Nuys, California 91411-2512, unless otherwise set forth in the table.

(2)	Any shares which are available under options which are currently exercisable or which will become exercisable within 60 days after the date as of which information in this table is provided are considered to be outstanding for the purpose of computing the percentage of outstanding shares owned by such person, but are not considered outstanding for the purpose of computing the percentage of shares owned by any other person. The number of shares in this table includes shares issuable upon exercise of options currently exercisable or exercisable within 60 days after the date as of which information in this table is provided as follows: Mr. Daniel Greenberg (referred to as “Mr. Greenberg”), 205,162 shares; Mr. Phillips, 198,610 shares; Mr. Markheim, 160,312 shares; Mr. Jones, 66,435 shares; and Mr. Curtin, 63,568 shares.

(3)	Based upon information disclosed in the Form 13F filed by Private Capital Management on February 14, 2005, it beneficially owns 5,256,179 shares. Based upon information contained in the Schedule 13G filed by Private Capital Management on February 14, 2005, it has sole voting and disposition power with respect to no shares and has shared voting and disposition power with respect to 5,203,079 shares. Bruce S. Sherman has sole voting and disposition power with respect to 48,600 shares and has shared voting and disposition power with respect to 5,207,579 shares. Gregg J. Powers has sole voting and disposition power with respect to 9,000 shares and has shared voting and disposition power with respect to 5,203,079 shares.

(4)	The 4,250,179 shares reflected in the table include: (a) 110,496 shares held by The Greenberg Foundation, which Daniel Greenberg has the right to vote, but as to which he disclaims beneficial ownership, and (b) 205,162 shares issuable upon options currently exercisable or exercisable within 60 days after the date as of which information in this table is provided.

(5)	Based upon information contained in the Schedule 13G filed by T. Rowe Price Associates, Inc. on February 14, 2005, it has sole voting power with respect to 976,900 shares and sole dispositive power with respect to 3,739,700 shares. T. Rowe Price Small-Cap Value Fund, Inc. has sole voting power with respect to 2,000,000 shares, but does not have sole or shared dispositive power to any shares.

(6)	Based upon information contained in the Schedule 13G filed by Phillip Greenberg on February 14, 2005, Mr. Phillip Greenberg has sole voting and disposition power with respect to 2,367,573 shares.

(7)	Based on publicly available share ownership information and includes (a) 1,000,554 shares underlying options held by executive officers and directors that are currently exercisable or exercisable within 60 days after the date as of which information in this table is provided, (b) 21,592 shares held by the ESOP for the benefit of such executive officers and directors, and (c) 110,496 shares held by The Greenberg Foundation, which Daniel Greenberg has the right to vote but as to which he disclaims beneficial ownership.
PROPOSAL 1
ELECTION OF DIRECTORS
      The Board has nominated the following seven persons as directors to serve until the next Annual Meeting, or until their successors have been duly elected and qualified. Each of the nominees is now a director of Electro Rent. None of the nominees is related by blood, marriage or adoption to any other nominee or any executive officer of Electro Rent. The seven nominees receiving the greatest numbers of votes at the meeting will be elected to the seven director positions. Our Board recommends that you vote FOR each of the nominees listed below. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Board’s seven nominees named below. If any nominee is unable or declines to serve as director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by our present Board to fill the vacancy. The schedule below sets forth with respect to each nominee for election (1) his or her age, (2) when he or she first became a director, and (3) his or her occupation and business experience during the past five years.

Name and Principal Occupation	Age	Director Since

Gerald D. Barrone(1)	74	1987
Retired
Nancy Y. Bekavac(2)	58	1992
President, Scripps College
Karen J. Curtin(3)	50	2004
Principal, Dulcinea Ventures
Daniel Greenberg(4)	64	1976
Chief Executive Officer and Chairman of the Board of Electro Rent
Joseph J. Kearns(5)	63	1988
President, Kearns Associates, an investment consulting firm
S. Lee Kling(6)	76	1996
Chairman of the Board of The Kling Company, a merchant banking corporation
James S. Pignatelli(7)	61	2002
Chairman, President and Chief Executive Officer of Unisource Energy Corporation

(1)	From 1991 until 1998 Mr. Barrone was a director of Coast Federal Bank.

(2)	Ms. Bekavac has been President of Scripps College since 1990.

(3)	In 2004, Ms. Curtin became a Principal in Dulcinea Ventures, a start up venture capital fund. From 1998 to 2002, Ms. Curtin was Executive Vice President for Bank of America.

(4)	See “Principal Shareholders.”

(5)	From 1982 to 1998 Mr. Kearns was Vice President and Chief Financial Officer of the J. Paul Getty Trust. He is a director of the Morgan Stanley Funds.

(6)	Mr. Kling is a director of Bernard Chaus, Inc., Engineered Support Systems, Inc., Falcon Products, Inc., Kupper Parker Communications, Inc. and National Beverage Corp.

(7)	Mr. Pignatelli has been Chairman, President and Chief Executive Officer of Unisource Energy Corporation since 1998. He is a director of KFX, Inc.
Executive Officers.
      The schedule below sets forth the name, age and office or offices of each of our executive officers. No executive officer is related by blood, marriage or adoption to any other executive officer, director or nominee for director. Each executive officer has been employed by Electro Rent for more than five years.

			Held Office or
Name	Age	Office or Offices	Offices Since

Daniel Greenberg	64	Chairman of the Board and Chief Executive Officer	1979
Gary B. Phillips	53	Senior Vice President	1983
Steven Markheim	52	Vice President, Administration and Secretary	1987
Craig R. Jones	59	Vice President and Chief Financial Officer	1990
Richard E. Bernosky	49	Vice President, Product Management	1993
Dennis M. Clark	51	Vice President and General Manager — Computer Products and Services Group	1994
Thomas A. Curtin	52	Vice President, Sales — Eastern Region and Canada	1994
Ronald J. Deming	56	Vice President, Distribution and Technical Services	1998
Craig R. Burgi	52	Vice President, Sales — Computer Products	1998
John Hart	56	Vice President, Sales — Western Region	1998
Peter M. Shapiro	61	Vice President, Human Resources	1998
Meryl D. Evans	48	Vice President, Administrative and Information Services	2005
Board and Committees.
      The Board of Directors of the Company held a total of five meetings during fiscal 2005 and acted twice by written consent. All our directors are expected to attend each meeting of the Board and the committees on which they serve and are encouraged to attend annual stockholder meetings, to the extent reasonably possible. Overall attendance by the nominees at board and committee meetings was approximately 91%, and all nominees, except Nancy Y. Bekavac, attended more than 75% of the meetings of the Board and applicable committees in fiscal 2005. All of the nominees attended the 2004 Annual Stockholders’ Meeting.
      Director Compensation. Directors who are employees receive no additional compensation for their services as directors. Directors who are not employees are paid:

•	An annual cash retainer of $24,000.

•	$1,000 for each board meeting which he or she attends.

•	$1,000 for each meeting of the Compensation and Audit Committees which he or she attends.
      The Chairman of our Audit Committee receives an additional retainer of $5,000 per year.
      Upon election to the Board for the first time, each non-employee director receives a stock option covering 5,000 shares of our Common Stock. Each director who is reelected receives an additional stock option covering 2,000 shares of our Common Stock. These options have a five-year term, are granted at not less than the current fair market value, and vest over the following two years.
      Audit Committee. The Audit Committee’s primary function is to review the financial information to be provided to Electro Rent’s shareholders, the financial reporting process, the system of internal controls, the audit process and Electro Rent’s process for monitoring compliance with laws and regulations. The Audit Committee’s current charter is attached as Annex A to this Proxy Statement.
      Audit Committee Charter. Under our Audit Committee Charter, the Audit Committee is solely responsible for:

•	Hiring and firing the independent auditors for Electro Rent;

•	Resolving any disagreement between the auditors and management; and

•	Approving all non-audit services performed by Electro Rent’s auditors, subject to a de minimis exception.
      With respect to the committee’s membership:

•	The members of the Audit Committee are Joseph J. Kearns, S. Lee Kling and James S. Pignatelli, and our Board has affirmatively determined that the members of the Audit Committee are “independent,” meaning that no member has a material relationship with Electro Rent (either directly or as a partner, shareholder or officer of an organization that has a relationship with Electro Rent).

•	Our Board has determined that the Chair of the Audit Committee, Mr. Kearns, is an audit “financial expert” under the rules issued by the SEC and the NASD.

•	No member of the Audit Committee sits on audit committees for more than two other public companies, except for Mr. Kling, whose appointment to the Audit Committee has been explicitly approved by the Board.

•	Each member of the Audit Committee has one vote.

•	No Audit Committee member receives any compensation from Electro Rent other than as a director and/or as a member of any committee appointed by the Board.
      In performing its duties, the Audit Committee seeks to maintain free and open communication between the directors, the independent auditors, the internal auditors and the financial management of Electro Rent. The Audit Committee is intended to provide an independent and, as appropriate, confidential forum in which interested parties can freely discuss information and concerns. In carrying out its oversight duties, among other things, the Audit Committee:

•	Meets in an executive session at least quarterly, or more frequently as circumstances dictate.

•	Inquires quarterly of the independent auditors of their views about Electro Rent’s choices of accounting principles and how disclosure practices may affect public views and attitudes about Electro Rent.

•	Reviews at least quarterly with financial management and the independent auditors (a) the financial statements contained in the quarterly and annual reports to shareholders; (b) critical financial reporting issues, policies and practices, (c) significant period-end adjustments; and (d) the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used and particularly, the degree of aggressiveness or conservatism of our accounting principles and underlying estimates and other significant decisions made in preparing the financial statements.

•	Reviews with financial management and the independent auditors quarterly and annual earnings releases and press releases containing historical or forward-looking financial information before the reports are filed with the SEC, or other regulators, or the releases are published.
      Audit Committee Meetings in fiscal 2005. The Audit Committee met seven times during fiscal 2005.
REPORT OF THE AUDIT COMMITTEE*
      The material in this report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.
      The Audit Committee reviewed and discussed the audited financial statements for fiscal 2005 with the management of the Company.
      The Audit Committee discussed with the Company’s independent auditors the matters required to be discussed by Statement of Auditing Standards 61.
      The Audit Committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and discussed with the independent auditors their independence.
      Based upon the foregoing, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K (as incorporated by reference from the Company’s annual report to shareholders).
Dated: August 12, 2005

AUDIT COMMITTEE

Joseph J. Kearns, Chairman

S. Lee Kling
James S. Pignatelli
Nominating and Governance Committee.
      All of the Board members except Mr. Greenberg serve as members of the Nominating and Governance Committee. The Chair of the Nominating and Governance Committee is Ms. Bekavac. The Board of Directors has determined that all members of the Nominating and Governance Committee are independent directors under the listing standards of NASDAQ. The Nominating and Governance Committee met two times during fiscal 2005. The slate of directors included in this Proxy Statement was selected by the Nominating and Governance Committee. The Nominating and Governance Committee’s current charter is attached as Annex B to this Proxy Statement.
      Duties. The Nominating and Governance Committee manages the process for evaluating the performance of our Board and for nominating candidates (including current Board members) at the time for election by the shareholders after considering the appropriate skills and characteristics required on the Board, the current makeup of the Board, the results of the evaluations, and the wishes of existing Board members to be re-nominated. As appropriate, the Nominating and Governance Committee reviews director compensation

* This report of the Audit Committee of the Board of Directors shall not be deemed “soliciting material,” nor is it to be filed with the SEC, nor incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

levels and practices, and recommends, from time to time, changes in such compensation levels and practices to the Board. The Nominating and Governance Committee also:

•	Reviews the definition of independent director;

•	Investigates potential conflicts of interest and related party transactions by directors and executive officers;

•	Recommends committee assignments; and

•	Reviews our Code of Business Conduct and Ethics, corporate governance guidelines and committee charters.
      Nominations. On at least an annual basis, the Nominating and Governance Committee reviews with the Board whether it believes the Board would benefit from adding a new member(s), and if so, the appropriate skills and characteristics required for the new member(s). If the Board determines that a new member would be beneficial, the Nominating and Governance Committee solicits and receives recommendations for candidates and manages the process for evaluating candidates. All potential candidates, regardless of their source, are reviewed under the same process. The Nominating and Governance Committee (or its chairman) screens the available information about the potential candidates. Based on the results of the initial screening, interviews with viable candidates are scheduled with Nominating and Governance Committee members, other members of the Board and senior members of management. Upon completion of these interviews and other due diligence, the Nominating and Governance Committee may recommend to the Board the election or nomination of a candidate.
      Identifying and Evaluating Nominees for Director. Candidates for independent Board members have typically been found through recommendations from directors or others associated with the Company. The Nominating and Governance Committee will consider nominations for directors from shareholders. Such nominations should be sent to our Corporate Secretary, and include the name and qualifications of the nominee. All such recommendations will be brought to the attention of the Nominating Committee. Stockholders must submit nominees for election to the Board at the Company’s 2006 Annual Meeting of Stockholders on or before April 30, 2006.
      Minimum Requirements. The Nominating and Governance Committee has no predefined minimum criteria for selecting Board nominees, although it believes that all independent directors should share qualities such as independence; relevant, non-competitive experience; and strong communication and analytical skills.
      General Considerations. In any given search, the Committee may also define particular characteristics for candidates to balance the overall skills and characteristics of the Board and the perceived needs of the Company. The Nominating and Governance Committee believes that it is necessary for at least one independent Board member to possess financial expertise. However, during any search the Nominating and Governance Committee reserves the right to modify its stated search criteria for exceptional candidates.
      The Company believes that all of the nominees for election to our Board meet the minimum requirements and general considerations outlined above.
      All of the nominees for election to our Board have previously served as Electro Rent directors.
Compensation and Stock Option Committee.
      All of the Board members, except Mr. Greenberg, serve as members of the Compensation Committee. The Chair of the Compensation Committee is Mr. Kling. The Board of Directors has determined that all members of the Compensation Committee are independent directors under the listing standards of NASDAQ. The Compensation Committee met six times during fiscal 2005.

      Duties. The Compensation and Stock Option Committee (the “Compensation Committee”) is generally responsible for:

•	Assisting in developing and evaluating potential candidates for executive positions, and overseeing the development of executive succession plans;

•	Reviewing the performance of our officers, in particular our Chief Executive Officer;

•	Approving the compensation of officers;

•	Making recommendations to the Board regarding amounts of or changes in compensation including:
          • Bonuses.
          • Stock options.
          • Other management incentives.

•	Granting options under our 2002 Stock Option Plan (the “2002 Option Plan”) and our 1996 Stock Option Plan (the “1996 Option Plan”), and administering our 1990 Stock Option Plan (the “1990 Option Plan”) (together, our “Option Plans”). Our Option Plans are described below under “Executive Compensation.”
Director Option Plan Committee.
      As of December 31, 2004, the Board determined that no new shares will be issued under our 1996 Director Option Plan (the “Director Option Plan”), although all then outstanding options granted under the Director Option Plan would remain in effect. The Director Option Plan permitted the grant of nonstatutory stock options covering a maximum of 100,000 shares to our directors who are not employed by Electro Rent or its subsidiaries. The options that remain outstanding are exercisable during the lifetime of the optionee only by the optionee and are not transferable by the optionee other than by will or by the laws of descent and distribution.
      Non-employee directors received options under the Director Option Plan by electing to defer all or a portion of their annual retainer and receive nonqualified options equivalent to the amount of the deferred director’s fees divided by 75% of the fair market value per share on the date of grant. Upon exercise of the options, the director pays 25% of the fair market value per share on the date of grant. The term of an option granted under this plan is five years. The Director Option Plan Committee had the discretion to determine the vesting schedule and the period required for full exercisability of stock options; however, in no event can an option be exercised before the first anniversary of the date of grant. Upon exercise of any option granted under the Director Option Plan, the exercise price must be paid in cash.
      Mr. Greenberg, who is ineligible to receive options under the Director Option Plan, is the only member of the Director Stock Option Committee. Mr. Greenberg adopted one written consent in fiscal 2005 pursuant to which options to purchase 14,495 shares of Common Stock were granted under the Director Option Plan during fiscal 2005.
Communications to the Board.
      Stockholders may contact any of our directors by writing to them c/o Electro Rent Corporation, attention: Company Secretary, 6060 Sepulveda Boulevard, Van Nuys, California 91411-2512. Stockholders and employees who wish to contact the Board or any member of the Audit Committee to report questionable accounting or auditing matters may do so anonymously by using the address above and designating the communication as “confidential.” Alternatively, concerns may be reported to the following e-mail address: “auditcom@electrorent.com.” This e-mail address is a special e-mailbox to report concerns to the appropriate persons for proper handling. Communications raising safety, security or privacy concerns, or matters that are otherwise improper, will be addressed in an appropriate manner.

Code of Ethics.
      The Company has adopted a Code of Business Conduct and Ethics (“Code of Ethics”) that applies to the Company’s principal executive officer and principal financial officer. The Code of Ethics is designed to promote honest and ethical conduct, full, fair, accurate and timely public disclosure, compliance with all applicable laws, and prompt internal reporting of violations of the Code of Ethics to a person identified therein. Stockholders may obtain a copy of the Company’s Code of Ethics without charge. Requests should be addressed to our principal office, attention: Steven Markheim, Secretary.
Compliance With Section 16 of the Securities Exchange Act of 1934.
      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, as well as persons who own more than ten percent of the Company’s Common Stock, to file with the Securities and Exchange Commission (the “SEC”) initial reports of beneficial ownership and reports of changes in beneficial ownership of the Company’s Common Stock. Directors, executive officers and greater-than-ten-percent stockholders are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
      Based solely on a review of copies of reports filed with the SEC and submitted to the Company and on written representations by certain directors and executive officers of the Company, the Company believes that all of the Company’s directors and executive officers filed all required reports on a timely basis during the past fiscal year.
Transactions With Management.
      Mr. Greenberg personally rents a total of approximately 500 square feet of space in our buildings located at 6060 Sepulveda Boulevard, Van Nuys, California 91411-2512 and 15387 Oxnard Street, Van Nuys, CA 91411-2506, at rates comparable to those paid by other third party tenants.
EXECUTIVE COMPENSATION
      The summary compensation table set forth below reflects information concerning annual and long-term compensation we paid to our chief executive officer and to each of the other four most highly compensated executive officers (the “Named Executive Officers”) for their services to Electro Rent and its subsidiaries in all capacities for the fiscal years ended May 31, 2005, 2004 and 2003.

					Long-Term Compensation

	Annual Compensation				Awards		Payouts

				Other Annual	Restricted			All Other
				Compensation	Stock		LTIP	Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	($)(1)	Award(s) ($)	Options (#)	Payouts ($)	($)(2)

Daniel Greenberg	2005	$400,000	$200,000	0	0	120,000	0	$20,402
Chairman of the Board and	2004	385,000	120,000	0	0	0	0	19,510
Chief Executive Officer	2003	385,000	80,000	0	0	120,000	0	22,458
Gary B. Phillips	2005	$227,000	$185,000	0	0	70,000	0	$10,178
Senior Vice President	2004	210,000	95,000	0	0	0	0	9,120
	2003	210,000	55,000	0	0	50,000	0	9,962
Steven Markheim	2005	$212,000	$180,000	0	0	60,000	0	$9,556
Vice President and Secretary	2004	195,000	85,000	0	0	0	0	8,104
	2003	195,000	45,000	0	0	40,000	0	9,274
Craig R. Jones	2005	$165,000	$80,000	0	0	30,000	0	$11,877
Vice President and	2004	150,000	36,000	0	0	0	0	9,638
Chief Financial Officer	2003	150,000	18,000	0	0	20,000	0	9,307
Thomas A. Curtin	2005	$133,000	$60,000	0	0	15,000	0	$7,840
Vice President, Sales	2004	128,000	35,000	0	0	0	0	6,397
	2003	128,000	25,000	0	0	15,000	0	6,112

(1)	The value of perquisites and other personal benefits has not been included for fiscal years 2005, 2004 and 2003, since the value of such benefits did not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus reported for any individual named.

(2)	All Other Compensation for fiscal year 2005 includes the following for Messrs. Greenberg, Phillips, Markheim, Jones and Curtin: (i) Company matching contributions to the 401(k) Savings Plan of $7,391, $6,647, $8,086, $7,928, and $6,626 for each Named Executive Officer, respectively, (ii) Company contributions to the Supplemental Executive Retirement Plan of $4,459, $1,692, $0, $0, and $0 on behalf of the Named Executive Officers, respectively, to match a portion of 2005 pretax elective deferred contributions (included under salary) made by each person to such plans, and (iii) Electro Rent payments of term life insurance premiums of $8,552, $1,839, $1,470, $3,949 and $1,214 on behalf of the Named Executive Officers, respectively.
Stock Option Plans.
     Please note that if Proposal 3 is approved by the Company’s shareholders, no new options may be issued thereafter under the Option Plans described in this section.
      Option Plans. The Company is currently authorized to issue options to its officers, employees, directors and consultants of the Company under the 2002 Option Plan and the 1996 Option Plan. Options to purchase 499,000 shares were granted in fiscal 2005, all under the 2002 Option Plan. At May 31, 2005, the 2002 Option Plan had options covering 1,046,895 shares of Common Stock outstanding and 537,177 shares available for future grants and the 1996 Option Plan had options covering 423,005 shares of Common Stock outstanding and 134,092 shares available for future grants. In addition, options to purchase an aggregate of 79,778 shares of Common Stock remain outstanding under the Company’s 1990 Stock Option Plan, although no new options may be issued under that plan.
      The Option Plans are administered by the Compensation Committee. Members of that Committee receive only the standard annual option grants applicable to all non-employee Directors. Each option is evidenced by written agreement in a form approved by the Compensation Committee. No options granted under the Option Plans are transferable by the optionee other than by will or by the laws of descent and distribution, and each option is exercisable, during the lifetime of the optionee, only by the optionee.
      Under the Option Plans, the exercise price of an incentive stock option must be at least equal to 100% of the fair market value of the Common Stock on the date of grant (110% of the fair market value in the case of options granted to employees who hold more than ten percent of the voting power of Electro Rent’s capital stock on the date of grant). The exercise price of a non-qualified stock option must not be less than 85% of the fair market value of the Common Stock on the date of grant. The term of an incentive or non-qualified stock option is not to exceed ten years (five years in the case of an incentive stock option granted to a ten percent holder). The Compensation Committee has the discretion to determine the vesting schedule and the period required for full exercisability of stock options. Upon exercise of any option granted under the Option Plans, the exercise price may be paid in cash, and/or such other form of payment as may be permitted under the applicable option agreement, including, without limitation, previously owned shares of Common Stock.
      Director Option Plan. As of December 31, 2004, the Board determined that no new shares will be issued under The Director Option Plan, although all then outstanding options granted under the Director Option Plan will remain in effect. The Director Option Plan permitted the grant of nonstatutory stock options to our directors who are not employed by Electro Rent or its subsidiaries.
      The Director Option Plan is administered by Mr. Greenberg, who is ineligible to receive options under the plan. Each option is evidenced by written agreement in a form approved by the Director Option Plan Committee. No options granted under the Director Option Plan are transferable by the optionee other than by will or by the laws of descent and distribution, and each option is exercisable, during the lifetime of the optionee, only by the optionee.
      Prior to December 31, 2004, under the Director Option Plan, non-employee directors could elect to defer all or a portion of their annual retainer and receive nonqualified options equivalent to the amount of the deferred director’s fees divided by 75% of the fair market value per share on the date of grant. Upon exercise of the options, the director pays the remaining 25% of the fair market value per share on the date of grant. The term of an option granted under this plan is five years. The Director Option Plan Committee has the discretion to determine the vesting schedule and the period required for full exercisability of stock options; however, in no event can an option be exercised before the first anniversary of the date of grant. Upon exercise of any option granted under the Director Option Plan, the exercise price must be paid in cash.
      The following table sets forth certain information, as of May 31, 2005, concerning shares of common stock authorized for issuance under all of the Company’s equity compensation plans.

			Number of Securities
	(a)	(b)	Remaining Available for
	Number of Securities to	Weighted-Average	Issuance Under Equity
	be Issued upon Exercise	Exercise Price of	Compensation Plans
	of Outstanding Options,	Outstanding Options,	(Excluding Securities
Plan Category	Warrants and Rights	Warrants and Rights	Reflected in Column (a))

Equity compensation plans approved by security holders	1,581,411	$8.56	671,269	(1)
Equity compensation plans not approved by security holders	0	0	0

Total	1,581,411	$8.56	671,269

(1)	This number includes 537,177 shares of common stock reserved for issuance under the 2002 Option Plan and 134,092 shares available for issuance under the 1996 Option Plan. It does not include shares under the 1990 Stock Option Plan and Director Option Plan, under which no new options may be granted.

Option Grants in Last Fiscal Year.
      The table below shows information regarding grants of stock options made to the Named Executive Officers under the Company’s 2002 Option Plan during the fiscal year ended May 31, 2005. The amounts shown for each of the Named Executive Officers as potential realizable values are based on arbitrarily assumed annualized rates of stock price appreciation of 5% and 10% over the full five year term of the options. The amounts of potential realizable values for all shareholders for the corresponding increases in the market value of 25,151,022 outstanding shares of the Common Stock held by all shareholders as of August 12, 2005, at the 5% and 10% assumed annualized rates over a term of 5 years would total approximately $66.1 million and $146.0 million, respectively. No gain for optionees is possible without an increase in stock price which will benefit all shareholders proportionately. These potential realizable values are based solely on arbitrarily assumed rates of appreciation required by applicable SEC regulations. Actual gains, if any, on option exercises and Company stockholdings are dependent on the future performance of the Company’s stock and overall stock market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved.
OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants(1)
					Potential Realizable Value
		Percent of			at Assumed Annual Rates
		Total Options			of Stock Appreciation for
		Granted to	Exercise or		Option Term(1)
	Options	Employees in	Base Price	Expiration
Name	Granted (#)	Fiscal Year	($/Sh)	Date	5% ($)	10% ($)

Daniel Greenberg	120,000	24.79%	$9.51	7/28/09	$315,293	$696,714
Gary B. Phillips	70,000	14.46%	$9.51	7/28/09	$183,921	$406,417
Steven Markheim	60,000	12.40%	$9.51	7/28/09	$157,646	$348,357
Craig R. Jones	30,000	6.20%	$9.51	7/28/09	$78,823	$174,179
Thomas A. Curtin	15,000	3.10%	$9.51	7/28/09	$39,412	$87,089

(1)	All stock options are awarded at the fair market value of shares of the Company’s stock at the date of award, have term of five years, and become exercisable as follows: 33 1/3 percent after one year, 66 2/3 percent after two years, and 100 percent after three years.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES
      The following table summarizes for each of the Named Executive Officers the number of stock options exercised during fiscal 2005, the aggregate dollar value realized upon exercise, the total number of unexercised options held at May 31, 2005, and the aggregate dollar value of in-the-money, unexercised options held at May 31, 2005. “Value Realized” is the difference between the fair market value of the underlying stock on the exercise date and the exercise or base price of the option. “Value of Unexercised, In-the-Money Options at Fiscal Year-End” is the difference between its exercise or base price and the fair market value of the underlying stock on May 31, 2005, which was $11.75 per share. The values in that column, unlike the amounts set forth in the column headed “Value Realized,” have not been, and may never be, realized. The underlying options have not been, and may not be, exercised; actual gains, if any, on exercise will depend on the value of our Common Stock on the date of exercise. There can be no assurance that these values will be realized.

			Number of Unexercised		Value of Unexercised
			Options at Fiscal		In-the-Money Options at
			Year-End (#)		Fiscal Year-End ($)(1)
	Shares Acquired	Value
Name	on Exercise (#)	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Daniel Greenberg	0	$0	110,108	175,054	$388,990	$463,295
Gary B. Phillips	7,236	$55,552	163,902	92,938	$568,397	$237,835
Steven Markheim	40,000	$327,159	121,963	78,349	$354,832	$199,223
Craig R. Jones	0	$0	47,259	39,176	$126,583	$99,617
Thomas A. Curtin	7,500	$61,568	51,687	21,881	$176,163	$57,909

(1)	In-the-Money Options are those where the fair market value of the underlying securities exceeds the exercise or base price of the option.
Other Employee Benefit Plans.
      We maintain a Savings Plan (the “401(k) Plan”), which is intended to qualify under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”), a Supplemental Executive Retirement Plan (“SERP”), and a frozen Employee Stock Ownership Plan. Under Section 401(k) of the Code, contributions by employees or by us to the 401(k) Plan, and income earned on plan contributions, are not taxable to employees until withdrawn from the 401(k) Plan, and our contributions will be deductible by us when made. Contributions in excess of the maximum permitted under the 401(k) are automatically deferred under the SERP for executives.
      All of our employees who have attained 18 years of age become eligible to participate in the 401(k) Plan after one year of employment. We have the option to match contributions of participants at a rate determined by our management each year. For participants with three or more years of service, we also may elect to make additional discretionary matching contributions in excess of the rate elected for participants with less than three years of service.
      Cash contributions by the Company to our 401(k) Plan were $398,000, $281,000, and $335,000, and to our SERP were $89,000, $81,000, and $105,000, for fiscal years 2005, 2004 and 2003, respectively. Most of these contributions are based on a formula for matching employee contributions, while a portion is a discretionary contribution determined annually by our Board, which is then split among the Company’s employees based on applicable law.
Employment Agreements.
      Our CEO. Daniel Greenberg, our CEO, is employed pursuant to a written employment contract containing a rolling three year term. We entered into this employment agreement in 1986 and amended this agreement in November 1988. The agreement was further amended and restated in July 1992, and further amended in October 2001. None of our other executive officers is employed pursuant to a formal written employment agreement. The terms of the employment agreement of Mr. Greenberg are described in the report of our Compensation Committee.
      Compensation. For the fiscal year ended May 31, 2005 Mr. Greenberg was paid:

•	Base salary of $400,000.

•	Bonus of $200,000.

•	Fringe benefits comparable to those received by salaried employees generally (not exceeding in the aggregate 10% of his base salary).
      Mr. Greenberg’s employment agreement was amended in October 2001 to provide that during his employment with the Company, and thereafter, the Company would maintain medical coverage, consistent with the standard of coverage currently available to him, for (i) himself and his spouse for as long as they each shall live, and (ii) Mr. Greenberg’s dependent children until each child reaches the age of 24, unless prior to that time the child has become disabled, in which case the Company shall maintain insurance with respect to that child for as long as he/she shall live.
      During the May 31, 2005 fiscal year Mr. Greenberg did not exercise any stock options.
      Retirement of our Former President and Chief Operating Officer. Prior to his retirement from his positions as President, Chief Operating Officer and a member of the Board as of January 5, 2004, William Weitzman was employed by the Company under an employment agreement containing substantially similar terms to the employment agreement for Mr. Greenberg. In connection with his retirement, the Company entered into a Retirement Agreement with Mr. Weitzman and his wife. Pursuant to his Retirement Agreement, Mr. Weitzman received a lump sum cash payment of $2,055,000 in full satisfaction of all severance due to him under his employment agreement and will receive cash in each of 2004, 2005 and 2006 in the amount equal to the Company’s contribution to its 401(k) and SERP plans, to the extent such cash payments would have been made for the account of Mr. Weitzman had he remained employed with the Company through the time of those contributions. Additional benefits Mr. Weitzman will receive include medical and dental care coverage equal to the coverage he and his family received while he was the Company’s President and Chief Operating Officer, as well as any other benefits to which Mr. Weitzman or his family may otherwise be entitled.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
      No member of the Compensation Committee is or was an Electro Rent officer or employee, or is related to any other member of the Compensation Committee, or any member of the Board, or any Electro Rent executive officer by blood, marriage or adoption.
REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE*
Compensation Philosophy.
      In designing compensation programs, the Compensation Committee believes that compensation should reflect the value created for shareholders while supporting the Company’s strategic goals. In doing so, the compensation programs reflect the following principles:

•	Compensation should be meaningfully related to the value created for shareholders.

•	Compensation programs should support the short- and long-term strategic goals and objectives of the Company.

* This report of the Compensation and Stock Option Committee of the Board of Directors shall not be deemed “soliciting material,” nor is it to be filed with the SEC, nor incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

•	Compensation programs should reflect and promote the Company’s values, and reward individuals for outstanding contributions to the Company’s success.
      Executive compensation has consisted of three parts: base compensation, bonuses and stock options.
      In order to attract and retain well-qualified executives, which the Compensation Committee believes is crucial to the Company’s success, the Compensation Committee’s general approach to compensating executives is to pay cash salaries which are commensurate with the executives’ experience and expertise and, where relevant, are comparable with the salaries paid to executives in competitive businesses. Consequently, base salaries for the Company’s executives have been determined as part of the total compensation package by reference to such factors as salary history, competitive factors in the market, and relative merit. In recommending base compensation, the Compensation Committee has periodically called upon compensation consultants to submit compensation data from comparable companies, but did not do so in fiscal 2005, believing that the benefits would not be justified by the costs. Given current market conditions, both for executives and for the Company, the Compensation Committee decided to give raises to the executive officers of the Company for fiscal 2005.
      The Compensation Committee recommends bonus awards on an annual basis taking into consideration all relevant factors including the performance of the particular executive and the success of management generally in carrying out the objectives of the Company. During fiscal 2005, the Company’s personnel worked diligently and exceeded the financial objectives set by management at the beginning of the fiscal year. The Company’s revenues increased by 14.4% during fiscal 2005 from those in 2004, and its net income increased 102% over the same period. Accordingly, the Compensation Committee awarded management bonuses for fiscal 2005, with an increase in the overall bonus pool by approximately the same percentage as the percentage increase in the Company’s net income before income taxes.
      The Compensation Committee grants stock options to key employees of the Company, including Company Executives, to encourage proprietary interest in the Company, to encourage such key employees to remain in the employ of the Company and to attract new employees with outstanding qualifications. In granting stock options, the Compensation Committee confers with senior management. 484,000 options were granted to employees during fiscal 2005.
      Our Directors received standard annual grants to directors under the 2002 Option Plan (5,000 shares on initial election and 2,000 shares on reelection) and options for deferral of director fees under the Director Option Plan.

Compensation Procedure.
      In the first quarter of each fiscal year the Compensation Committee meets to review executive compensation and to make recommendations for executive bonuses for the fiscal year ended the preceding May 31st and base compensation for the then current fiscal year.
      The Chief Executive Officer gives the Compensation Committee a report and recommendation respecting each of the executives other than himself. He also supplies the Compensation Committee with whatever information the Compensation Committee requests concerning his own performance and any other aspects of the Company’s operations which might be relevant in fixing or recommending compensation for the Chief Executive Officer.
      The Compensation Committee fixes the compensation by appropriate resolutions.

The Chief Executive Officer.
      In 1986 the Company entered into a written Executive Employment Agreement with Daniel Greenberg, the Chief Executive Officer. This agreement was amended in November 1988 and was further amended and restated in July 1992. The amended and restated employment agreement of Mr. Greenberg was later amended by Amendment No. 1 in October 2001.

      In its present form the Agreement provides for a three year rolling term at a base salary of not less than $300,000. The contract provides that the base salary is adjusted annually based upon the consumer price index and may be increased at any time by the Board or the Compensation Committee. Consistent with its actions with the other officers of the Company, the Compensation Committee increased the base salary for Mr. Greenberg for 2006 to $415,000.
      The Agreement provides that the Executive shall be entitled to receive bonuses and incentive compensation each year in addition to his base salary. In determining the amount of such bonus and incentive compensation, consideration is to be given to all pertinent factors including, but not limited to, the following:

“. . . historic policies and practices, business revenues, business profits, the quality of the Executive’s performance and the value of his contributions to the Company, the prevailing compensation levels for comparable executive officers in businesses of size, complexity and/or character similar to those of the Company.”
      For fiscal 2005, based on these factors and the Compensation Committee’s general analysis of the Company’s performance outlined above, Mr. Greenberg received a bonus of $200,000.
      Mr. Greenberg is also entitled to receive employee benefits comparable to those provided to the Company’s senior executives; family health care benefits upon retirement; and to certain other payments and benefits in case of the Executive’s involuntary termination including such termination following a change of control. A “change of control” is defined to include a transaction in which any person or entity becomes the beneficial owner, directly or indirectly, of 20% or more of the Company’s Common Stock. According to an amendment filed to a Schedule 13G on February 14, 2005, Private Capital Management, a passive investor in the Company, beneficially owns Common Stock aggregating more than 20% of the total outstanding Common Stock.
      No other executive officer of the Company is employed pursuant to a formal written employment agreement.

Retirement of our Former President and Chief Operating Officer.
      Prior to his retirement from his positions as President and Chief Operating Officer as of October 9, 2003, William Weitzman was employed by the Company under an employment agreement containing substantially similar terms to the employment agreement for Mr. Greenberg. Pursuant to his Retirement Agreement, Mr. Weitzman received a lump sum cash payment of $2,055,000 in full satisfaction of all severance due to him under his employment agreement and will receive cash in each of 2004, 2005 and 2006 in the amount equal to the Company’s contribution to its 401(k) and SERP plans, to the extent such cash payments would have been made for the account of Mr. Weitzman had he remained employed with the Company through the time of those contributions. Additional benefits Mr. Weitzman will receive include medical and dental care coverage equal to the coverage he and his family received while he was the Company’s President and Chief Operating Officer, as well as any other benefits to which Mr. Weitzman or his family may otherwise be entitled.
Dated: August 12, 2005

COMPENSATION AND STOCK OPTION
COMMITTEE

S. Lee Kling, Chairman
Gerald D. Barrone
Nancy Y. Bekavac
Karen J. Curtin
Joseph J. Kearns
James S. Pignatelli

COMPARISON OF TOTAL SHAREHOLDER RETURN
      This graph compares our total shareholder return with (1) the NASDAQ (US) Index, (2) the Russell 2000 Index, and (3) the composite prices of the companies listed by Value Line, Inc. in its Industrial Services Industry Group (“Peer Group”). Our Common Stock is listed in both the Russell 2000 Index and the Industrial Services Industry Group. The comparison is over a five year period, beginning May 31, 2000 and ending May 31, 2005. The total shareholder return assumes $100 invested at the beginning of the period in our Common Stock and in each index. It also assumes reinvestment of all dividends.
Cumulative Five Year Total Return
Value of $100 Invested on May 31, 2000
Fiscal Years Ended May 31

	2000	2001	2002	2003	2004	2005

Electro Rent Corporation	100	148	118	94	143	154

NASDAQ Stock Market (US)	100	67	47	33	47	47

Russell 2000	100	106	105	97	126	138

Value Line Industrial Services	100	98	85	64	79	84

PROPOSAL 2
APPROVAL OF SELECTION OF INDEPENDENT AUDITORS
      Our Audit Committee, with the ratification of both our Board and our shareholders selected the accounting firm of Deloitte & Touche LLP (“D&T”) as Electro Rent’s independent auditors for the fiscal years ended May 31, 2004 and 2005. The Audit Committee and the Board have selected D&T as Electro Rent’s independent auditors for the fiscal year ended May 31, 2006, and that selection is now being submitted to the shareholders.
      Audit Fees. Aggregate audit fees were $479,500 for professional services rendered by D&T for the audit of our annual financial statements for the fiscal year ended May 31, 2005, for the audit of internal controls over financial reporting as of May 31, 2005, and for the review of the financial statements included in our quarterly reports on Form 10-Q for that fiscal year, compared to $125,000 in fiscal 2004. These fees also include advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, including the application of proposed accounting rules and the preparation of an annual “management letter” containing observations and discussions on internal control matters.
      Audit-Related Fees. All such fees are reported under the above paragraph entitled “Audit Fees.”
      Tax Fees. This category consists of professional services rendered by D&T for tax compliance and tax consulting. Aggregate fees billed by D&T for tax services rendered to Electro Rent, other than those described above under “Audit Fees,” during the fiscal year ended May 31, 2005 were $34,031, compared to $29,380 in fiscal 2004.
      All Other Fees. None
      Attendance of Annual Meeting. A representative of D&T will be available at the Annual Meeting to respond to appropriate questions or make any other statements such representative deems appropriate.
Vote Required; Recommendation of the Board
      Proposal 2 must be approved by the shareholders holding a majority of shares present, or represented, and voting at the Annual Meeting at which a quorum is present. For this purpose, abstentions and broker non-votes will have no effect on the outcome of the vote unless such shares are necessary to satisfy the quorum requirement, in which case abstentions and broker non-votes will have the effect of a vote against the proposal.
      Notwithstanding the approval by the shareholders of the appointment of D&T, the Audit Committee may, if the circumstances warrant, appoint other independent auditors.
      THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE SELECTION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED MAY 31, 2006.

PROPOSAL 3
APPROVAL OF 2005 EQUITY INCENTIVE PLAN
      In August 2005, the Board of Directors approved the 2005 Equity Incentive Plan (the “2005 Plan”) pursuant to which an aggregate of 1,000,000 shares of our Common Stock were reserved for issuance to key employees, directors and consultants of the Company and its subsidiaries, subject to stockholder approval at the 2005 Annual Meeting. The 2005 Plan is intended to replace our Option Plans. The reason for this proposal is to adopt the 2005 Plan to ensure that the Company continues to be able to give appropriate equity incentives to its key employees, directors and consultants and that, to this end, a sufficient number of shares of our Common Stock is available for awards to attract, retain and motivate selected participants with outstanding experience and ability. If the 2005 Plan is adopted, the Company will not issue any additional options or shares under our existing Option Plans.
      This summary of the 2005 Plan does not purport to be exhaustive and is expressly qualified in its entirety by reference to the full text of the 2005 Plan, which is attached to this Proxy Statement as Annex C.
Eligibility
      The 2005 Plan provides for the granting of stock options, stock appreciation rights (“SARs”), restricted stock awards, performance unit awards and performance share awards (collectively, “Awards”) to key employees, directors and consultants of the Company and its subsidiaries. As of August 12, 2005, approximately 250 employees, directors and consultants were eligible to receive awards under the 2005 Plan.
Purpose
      The purpose of the 2005 Plan is to promote the success, and enhance the value, of the Company by linking the personal interests of participating employees, directors and consultants to those of the Company’s stockholders and by providing such employees and consultants with an incentive for outstanding performance. The 2005 Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of participating employees and consultants upon whose judgment, interest and special efforts the Company is largely dependent for the successful conduct of its operations.
Administration
      The 2005 Plan is administered by the Compensation Committee.
Available Shares; Limitations on Awards
      Subject to adjustments described below, no more than 1,000,000 shares of Common Stock may be issued in the aggregate under the 2005 Plan. No further awards will be made under any existing Option Plans. If awards are granted under the 2005 Plan and subsequently expire or are forfeited to the Company, the shares of Common Stock underlying those awards will be available for reissuance. Under the 2005 Plan, no plan participant may be awarded more than 60,000 options and appreciation rights, in the aggregate, or non-option awards of more than 60,000 shares, during any calendar year, except that during a participant’s initial year of service, such maximums shall each be 120,000.
Options
      Plan participants may receive options to purchase shares of Common Stock for an exercise price fixed on the date of the grant. The exercise price may not be less than the fair market value of the Common Stock on the date of the grant. Grants of option rights under the 2005 Plan may be incentive stock options or non-qualified stock options. An incentive stock option is an option that is intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code. A plan participant may pay the exercise price of an option in cash, by check, or by the transfer of shares of unrestricted Common Stock owned for a period of time acceptable to the plan committee and having a value at the time of exercise equal to the exercise price, by any other consideration the Compensation Committee may deem appropriate, or by a combination thereof. The

Compensation Committee shall determine the vesting schedule and requirements for continuous service associated with each grant of options and may provide for earlier vesting under specified circumstances. The vesting or exercise of option rights may be subject to the optionee or the Company achieving management objectives. No incentive options shall be exercisable more than 10 years after the date of grant.
Stock Appreciation Rights
      The 2005 Plan permits the grant of three types of SARs: Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof. An Affiliated SAR is an SAR that is granted in connection with a related option and which will be deemed to be automatically exercised simultaneously with the exercise of the related option. A Freestanding SAR is an SAR that is granted independently of any options. A Tandem SAR is an SAR that is granted in connection with a related option, the exercise of which requires a forfeiture of the right to purchase a share under the related option (and when a share is purchased under the option, the SAR is similarly cancelled).
      The Compensation Committee has complete discretion to determine the number of SARs granted to any optionee or recipient and the terms and conditions pertaining to such SARs. However, the grant price must be at least equal to the fair market value of a share of the Common Stock on the date of grant in the case of a Freestanding SAR and equal to the option price of the related option in the case of an Affiliated or Tandem SAR.
Restricted Stock Awards
      The 2005 Plan permits the grant of restricted stock awards which are restricted Common Stock bonuses that vest in accordance with terms established by the Committee. The Committee may impose restrictions and conditions on the shares, including, without limitation, restrictions based upon the achievement of specific performance goals (Company-wide, divisional and/or individual), and/or restrictions under applicable federal or state securities laws. The Committee may accelerate the time at which any restrictions lapse, and/or remove any restrictions.
Performance Unit/ Share Awards
      The 2005 Plan permits the grant of performance unit and performance share awards which are bonuses credited to an account established for the recipient and payable in cash, Common Stock, or a combination thereof. Each performance unit has an initial value that is established by the Compensation Committee at the time of its grant. Each performance share has an initial value equal to the fair market value of a share of the Common Stock on the date of its grant. The number and/or value of performance unit/shares that will be paid out to recipients will depend upon the extent to which performance goals established by the Compensation Committee are satisfied.
      After a performance unit/share award has vested, the recipient will be entitled to receive a payout of the number of performance unit/shares earned by the recipient, to be determined as a function of the extent to which the corresponding performance goals have been achieved. The Compensation Committee also may waive the achievement of any performance goals for such performance units/shares.
      Subject to the applicable award agreement, performance units/shares awarded to recipients will be forfeited to the Company upon the earlier of the recipient’s termination of employment or the date set forth in the award agreement.
Term
      The 2005 Plan will become effective as of August 22, 2005, subject to approval by the stockholders. No grants of incentive stock options may be made under the 2005 Plan after August 22, 2015. All awards made under the 2005 Plan that remain outstanding subsequent to that date shall continue to be governed by the terms of the 2005 Plan.

Nontransferability of Awards
      Awards granted under the 2005 Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution. However, an optionee or recipient may designate one or more beneficiaries to receive any exercisable or vested awards following his or her death.
Plan Benefits
      As the grant of awards under the Plan is discretionary, it is impossible to determine the amount and terms of such future grants under the 2005 Plan.
      PROHIBITION ON REPRICINGS. The Compensation Committee may not lower the exercise price of outstanding option rights without the approval of the Company’s stockholders.
      ADJUSTMENTS. The maximum number of shares of Common Stock which may be awarded under the 2005 Plan, and the number of shares and price per share applicable to any outstanding award, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations or other reorganizations of the Company.
Market Value of Underlying Securities of the 2005 Plan
      Common Stock underlies all of the options and rights to be awarded under the 2005 Plan. The market value of the Common Stock at the close of trading on August 12, 2005 was $12.93 per share.
Federal Tax Aspects
      The following is a summary of certain federal income tax consequences relating to awards under the 2005 Plan, based on federal income tax laws currently in effect. This summary is not intended to and does not describe all of the possible tax consequences that could result from the acquisition, holding, exercise or disposition of an option right or shares of Common Stock purchased or granted pursuant to, or any other award granted under, the 2005 Plan and does not describe any state, local or foreign tax consequences.
Tax Consequences to Participants
      INCENTIVE STOCK OPTIONS. A plan participant will not recognize income upon the grant of an option intended to be an incentive stock option. Furthermore, a plan participant will not recognize ordinary income upon the exercise of an incentive stock option if he or she satisfies certain employment and holding period requirements although the exercise may be subject to alternative minimum tax. To satisfy the employment requirement, a plan participant must exercise the option not later than three (3) months after he or she ceases to be an employee of the Company and its subsidiaries (one (1) year if he or she is disabled). To satisfy the holding period requirement, a plan participant must hold the shares acquired upon exercise of the incentive stock option for more than two (2) years from the grant of the option and more than one (1) year after the shares are transferred to him or her. If these requirements are satisfied, the plan participant will be taxed on the difference between his or her basis in the shares and the net proceeds of the sale at capital gain rates on the sale of the shares.
      If a plan participant disposes of shares of Common Stock acquired upon the exercise of an incentive stock option without satisfying the holding period requirement, the plan participant will usually recognize ordinary income at the time of disposition equal to the amount of the difference between the fair market value of the stock on the date the option is exercised and the exercise price of the option.
      NON-QUALIFIED STOCK OPTIONS. In general, a plan participant will not recognize income at the time an option is granted. At the time of exercise of the option, he or she will recognize ordinary income if the shares are not subject to a substantial risk of forfeiture (as defined in Section 83 of the Internal Revenue Code). The amount of such income will be equal to the difference between the option exercise price and the fair market value of the shares of Common Stock on the date of exercise. At the time of the sale of the shares of Common Stock acquired pursuant to the exercise of an option, appreciation in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain, and depreciation in value will be treated as short-term or long-term capital loss, depending on how long the shares have been held. Long-term capital gains may be eligible for reduced rates if the participant has satisfied applicable holding period requirements.
      STOCK APPRECIATION RIGHTS. A plan participant will not recognize income upon the grant of a stock appreciation right. In general, a participant will recognize ordinary income at the time he or she receives payment on a stock appreciation right in the amount of the payment.
      RESTRICTED SHARES. In general, a plan participant will not recognize ordinary income upon receipt of restricted shares. The plan participant will recognize ordinary income when the shares are transferable by the plan participant or are no longer subject to a substantial risk of forfeiture, whichever occurs first. At such time, the plan participant will recognize ordinary income in an amount equal to the current fair market value of the shares. A plan participant may, however, elect to recognize ordinary income when the restricted shares are granted in an amount equal to the fair market value of the shares at that time, determined without regard to the restrictions. Any appreciation in the value of the shares after the date the shares become transferable or are no longer subject to substantial risk of forfeiture, or after the participant has made the election referred to in the preceding sentence, if applicable, will be treated as either short-term or long-term capital gain, and any depreciation in value will be treated as either short-term or long-term capital loss, depending upon how long the shares have been held.
      PERFORMANCE UNITS. A plan participant will not recognize income upon the grant of performance units. In general, a plan participant will recognize ordinary income at the time he or she receives payment with respect to performance units in the amount of the payment.
      TAX CONSEQUENCES TO THE COMPANY. To the extent that a plan participant recognizes ordinary income as described above, the Company, or its subsidiary for which the plan participant performs services, will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Internal Revenue Code.
Vote Required; Recommendation of the Board
      Proposal 3 must be approved by the shareholders holding a majority of shares present, or represented, and voting at the Annual Meeting at which a quorum is present. For this purpose, abstentions and broker non-votes will have no effect on the outcome of the vote unless such shares are necessary to satisfy the quorum requirement, in which case abstentions and broker non-votes will have the effect of a vote against the proposal.
      THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE 2005 EQUITY INCENTIVE PLAN.
DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS
FOR PRESENTATION AT 2006 ANNUAL MEETING
      Any proposal which a shareholder wishes to have presented for consideration at the 2006 Annual Meeting, including any shareholder director nominees, must be received at our principal office, attention: Steven Markheim, Secretary, no later than April 30, 2006.
OTHER MATTERS
      As of the date of this proxy statement the Board does not intend to present, and has not been informed that any other person intends to present, any other matter for action at this meeting. If any other matter properly comes before the meeting, the holders of the proxies will act in each instance in accordance with their best judgment.

      In addition to the solicitation of proxies by mail, certain of our employees, without extra remuneration, may solicit proxies. We also will request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of stock held of record and will reimburse such persons for the cost of forwarding the material. We will bear the cost of solicitation.
      Copies of our 2005 Annual Report are being mailed to shareholders. Additional copies and additional information, including our Annual Report on Form 10-K, filed with the SEC may be obtained by any shareholder without charge. Requests should be addressed to our principal office, attention: Steven Markheim, Secretary.

By order of the Board

/s/ Steven Markheim

Steven Markheim
Secretary
Van Nuys, California
August 12, 2005

ANNEX A
AUDIT COMMITTEE CHARTER
Overview
      The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) shall assist the Board in fulfilling its financial oversight responsibilities. Its primary function shall be to review the financial information which will be provided to the shareholders and others, the financial reporting process, the system of internal controls, the audit process and the process for monitoring compliance with laws and regulations.
      To assure the appropriate division of labor in corporate governance, the Committee must draw a line between its oversight role and management’s role in managing the affairs of Electro Rent. The Committee is intended to oversee, but not replace, management’s own efforts. Accordingly, the Committee will initiate reviews of Electro Rent’s financial reporting processes and systems, but it is the responsibility of management and the independent auditors to bring to the attention of the Committee any failures, irregularities, or other problems within those processes and systems that may arise from time to time.
      In performing its duties, the Committee will seek to maintain free and open communication between the Board, the independent auditors, the internal auditors and the financial management of Electro Rent. The Committee is intended to provide an independent and, as appropriate, confidential forum in which interested parties can freely discuss information and concerns.
Committee Composition
      Committee Comprised Solely of Independent Directors. The Committee shall be comprised of at least three “independent” directors in accordance with the rules of the SEC and NASDAQ. If at any time the Committee is composed of fewer than three independent directors, such lesser number will constitute the Committee until the Board appoints a successor or successors. For a director to be deemed “independent,” the Board must affirmatively determine the director has no material relationship with Electro Rent (either directly as a partner, shareholder or officer of an organization that has a relationship with Electro Rent). “Independence” also requires a three-year cooling-off period for directors who are or were (or had a family member who is or was) an employee of Electro Rent, or of its independent auditors. If future SEC or NASD rules require a more limited definition of “independent,” then this charter will be deemed amended when so required to conform with any additional limitations.
      Member Qualifications. Each Committee member must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement.
      One Committee Member must be a “Financial Expert.” At least one member of the Committee designated by the Board must have accounting or financial management experience sufficient to qualify as a “financial expert” under the rules issued by the SEC and the NASD.
      Additional Limitation. No member of the Committee may sit on audit committees for more than two other public companies unless explicitly approved by the Board and proper disclosure is made in Electro Rent’s proxy statement.
      Chairperson. The Committee shall be composed solely of “independent” directors in accordance with the rules of the SEC and NASDAQ. The Committee’s chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of the full Committee.
Compensation
      Committee members may not receive any direct or indirect compensation from Electro Rent other than as a director.

Annex A-1

Sole Authority for Retaining Auditors and Other Financial Professionals
      The Committee will have the sole power to:

•	Hire and fire the independent auditors to audit the financial statements of Electro Rent and its divisions and subsidiaries, based on the Committee’s judgment of the independent auditors’ independence and effectiveness, as well as to approve all fees and engagement terms;

•	Resolve any disagreement between the auditors and management; and

•	Pre-approve all non-audit services performed by Electro Rent’s auditors, subject to a de minimis exception for expenditures for non-audit services which total less than 5% of total fees paid by Electro Rent to its auditors during the fiscal year. In doing so, the Committee will consider whether the provision of non-audit services, if any, by the independent auditors is compatible with maintaining the independent auditors’ independence. The Committee will not approve any of the Prohibited Services listed on Appendix A to this document, and, in making a business judgment about particular non-audit services, the Committee will consider the guidelines contained in Appendix A to this document.
Oversight Responsibilities
      The Committee will have oversight responsibility to:

•	Review with financial management and the independent auditors the quarterly and annual earnings releases and press releases containing historical or forward-looking financial information before the reports are filed with the Securities and Exchange Commission, or other regulators, or the releases are published. In doing so, the Committee will review with financial management and the independent auditors (i) the financial statements contained in the quarterly and annual reports to shareholders to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders; (ii) Electro Rent’s critical financial reporting issues, policies and practices, including changes in or adoptions of accounting principles and disclosure practices, significant period-end adjustments and any other matters required to be communicated to the Committee by the auditors; and (iii) the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used and particularly, the degree of aggressiveness or conservatism of Electro Rent’s accounting principles and underlying estimates and other significant decisions made in preparing the financial statements.

•	Inquire quarterly of the independent auditors of their views about how Electro Rent’s choices of accounting principles and disclosure practices may affect public views and attitudes about Electro Rent.

•	Require the independent auditors to timely report to the Committee (i) any difficulties encountered in the course of their work, including any restriction on the scope of activities or access to required information, (ii) all alternative treatments of financial information within GAAP discussed by the independent auditors and management, the ramifications of each such alternative treatment and the accounting firm’s preferred treatment, and (iii) other material written communications between the accounting firm and Electro Rent’s management, such as any management letter or schedule of unadjusted differences.

•	Meet with the independent auditors and financial management of Electro Rent prior to any audit to review the scope of any proposed audit, including the timing of the audit, the procedures to be utilized and the adequacy of the independent auditors’ compensation. At the conclusion of the audit process, review the findings in the audit with the independent auditors and the cooperation that the independent auditors received during the course of their work.

•	At least annually, obtain from the independent auditors a written communication delineating all their relationships and professional services, as required by Independence Standards Board Standard No. 1, Independence Discussion with Committees, and an explanation of the independent auditors’ internal quality control procedures and material issues (if any) raised in their peer review. In addition, review

Annex A-2

with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the Board take, appropriate action to ensure the continuing independence of the auditors.

•	Have a clear understanding with the independent auditors that they are ultimately accountable to the Committee, as the shareholders’ representatives, and that the Committee has the ultimate authority in deciding to engage, evaluate and, if appropriate, terminate their services.

•	Review the performance of and succession planning for Electro Rent’s financial and accounting personnel.

•	Review and concur with the Board in the appointment, replacement, reassignment or dismissal of the Chief Financial Officer of Electro Rent.

•	Review the adequacy and effectiveness of the accounting and financial controls of Electro Rent. This should include a discussion with the independent auditors in which the Committee should review any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable.

•	Review communications received by Electro Rent from regulators and other legal and regulatory matters that may have a material effect on Electro Rent’s financial statements or compliance policies, as provided by management of Electro Rent.

•	Inquire of management and the independent auditors about significant areas of risk or exposure and assess the steps management of Electro Rent has taken to minimize such risks.

•	Investigate any allegations of senior officers or directors which might violate the Code of Business Conduct and Ethics of Electro Rent.

•	Consider such other matters in relation to the financial affairs of Electro Rent and its accounts, and in relation to the external audit of Electro Rent, as the Committee may, in its discretion, determine to be advisable.

Policies and Procedures
      In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order to be able to best react to changing conditions, and to help ensure that the corporate accounting and reporting practices of Electro Rent meet or exceed all applicable legal and business standards. However, the Committee will:

•	Investigate any matter brought to its attention within the scope of its duties.

•	Obtain the approval of this Charter from the Board and review and reassess this Charter at least annually or as conditions dictate. The Charter will be included in Electro Rent’s Proxy Statement every three years or when significant amendments are made to it.

•	Meet in executive session at least quarterly, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee will provide an opportunity for the independent auditors and management of Electro Rent to meet separately with the Committee, without members of the other group present.

•	Be governed by majority vote of its members.

•	Report the results of the annual audit to the Board and, if requested by the Board, invite the independent auditors to attend the Board meeting to assist in reporting the results of the annual audit or to answer the directors’ questions.

•	Report the results of and any recommendations from each Committee meeting to the Board and participate in an annual performance evaluation of the Committee.

Annex A-3

•	Confirm in writing to the NASD annually or as otherwise required with respect to any changes on the Committee regarding independence, financial capabilities and the annual review and reassessment of the Committee Charter.

•	Affirm in Electro Rent’s Proxy Statement that the Committee has fulfilled its responsibilities during the year in compliance with the Charter.
      The Committee shall have the authority to obtain advice and seek assistance from internal and external legal, accounting and other advisors such as consultants and shall determine the extent of funding necessary for the payment of compensation to such persons.
Procedures for Responding to Concerns
      Every employee of or consultant to Electro Rent who has, or who hears expressed by another person, any concerns about the manner in which Electro Rent’s financial statements or public reports are prepared, the sufficiency of its internal financial controls, the honesty or competence of its financial management or independent auditors or any other matter within the purview of the Committee is directed and strongly encouraged to report the matter promptly to any member of the Committee. The Committee will attempt to keep the name of the person reporting the potential issue confidential to the extent requested by that person and not inconsistent with the best interests of Electro Rent. The Committee will not tolerate retaliation against any person who reports potential issues to the Committee in good faith.
      Any member of the Committee who receives such a complaint or inquiry shall notify the Chair of the Committee, who shall then notify the other members of the Committee. The Committee will then promptly decide on an appropriate methodology to investigate, understand and resolve the potential issue in a timely fashion. To do so, the Committee has the power to retain outside counsel, accountants and other professionals to assist in responding to and investigating any issue. After review and discussion in an executive session and (as the Committee deems necessary) with the Board and with outside counsel or other outside advisors, the Committee shall seek to promptly address the concerns and respond privately or publicly, as appropriate, to address the matter. The decision of the Committee in any such matter will be final and binding on Electro Rent without further action of the Board.
APPENDIX A TO AUDIT COMMITTEE CHARTER
      To help maintain internal accounting controls, the following non-audit services shall not be performed by Electro Rent’s independent auditors (“Prohibited Services”):

•	Bookkeeping or other services related to Electro Rent’s accounting records;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services;

•	Internal audit outsourcing services;

•	Management functions or human resources;

•	Broker, dealer, investment adviser, or investment banking services;

•	Legal services and expert services unrelated to the audit; and

•	Any other service not permitted by SEC or the NASDAQ regulations.
      Some factors which may be considered by the Committee when deciding whether to approve audit and non-audit services, which are not Prohibited Services, include:

1. Whether the service facilitates the performance of the audit, improves Electro Rent’s financial reporting process, or is otherwise in the interest of Electro Rent and its shareholders.

Annex A-4

2. Whether the service is being performed principally for the Committee.

3. The effects of the service, if any, on audit effectiveness or on the quality and timeliness of Electro Rent’s financial reporting process.

4. Whether the service would be performed by specialists who ordinarily also provide recurring audit support.

5. Whether the service would be performed by audit personnel and, if so, whether it will enhance their knowledge of Electro Rent’s business and operations.

6. Whether the role of those performing the service would be inconsistent with the auditors’ role.

7. Whether the audit firm’s personnel would be assuming a management role or creating a mutuality of interest with management.

8. Whether the auditors, in effect, would be auditing their own numbers.

9. Whether the project must be started and completed very quickly.

10. The size of the fee(s) for the non-audit service(s).

Annex A-5

ANNEX B
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
Responsibilities
      The Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Electro Rent will be responsible for overseeing and, as appropriate, making recommendations to the Board regarding, membership and constitution of the Board and its role in overseeing the affairs of Electro Rent.
      In particular, the Committee will:

•	Review with the Board on an annual basis the appropriate skills and characteristics required on the Board in the context of the strategic direction of Electro Rent.

•	Review with the Board on an annual basis the appropriate skills and characteristics required of new Board members.

•	Manage the process for evaluating current Board members at the time they are considered for re-nomination, provide advice to those Board members based on these evaluations, and recommend to the Board whether those Board members should be re-nominated, after considering the appropriate skills and characteristics required on the Board, the current makeup of the Board, the results of the evaluations, and the wishes of those Board members to be re-nominated.

•	Solicit and receive recommendations for candidates for new directors, manage the process for evaluation of any candidates and recommend Board approval of any candidate deemed acceptable by the Committee. The Committee believes that all suggestion for nominee, regardless of the source, should be reviewed using the same approach.

•	Manage a process under which the full Board annually assesses its performance and develops recommendations for improvements.

•	As appropriate, review director compensation levels and practices, and recommend, from time to time, changes in such compensation levels and practices to Board.

•	Review for the Board approval the definition of what constitutes an independent director, both for a board member and for an Audit Committee Member. The definition should be in compliance with relevant standards of regulators and listing bodies.

•	Investigate any potential conflict of interest by a director as assigned to it by the Board.

•	After receiving advice from the Chairman of the Board and the Chief Executive Officer and, considering the desires and qualifications of individual Board members, recommend committee assignments, including committee chairmanships, to the Board for approval.

•	On an annual basis, review and recommend changes to the Code of Business Conduct and Ethics of Electro Rent, and review and recommend to the Board any actions regarding potential conflicts of the interest raised with the Committee involving executive officers of Electro Rent.

•	Review and approve all related party transactions.

•	Establish regular meetings of independent members of the Board no less frequently than twice a year.

•	Review annually the corporate governance guidelines and committee charters and recommend to the Board any needed changes.

•	Keep abreast of the developments in the corporate governance field that might affect Electro Rent.

Annex B-1

Committee Composition
      The Committee shall be comprised solely of “independent” directors. For a director to be deemed “independent,” the Board must affirmatively determine the director has no material relationship with Electro Rent (either directly or as a partner, shareholder or officer of an organization that has a relationship with Electro Rent). “Independence” also requires a three-year cooling-off period for directors who are or were (or had a family member who is or was) an employee of Electro Rent, or of its independent auditors. If future SEC or NASD rules require a more limited definition of “independent,” then this charter will be deemed amended when so required to conform with any additional limitations. The Committee’s chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of the full Committee.
Policies and Procedures
      In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order to be able to best react to changing conditions, and to help ensure that the corporate accounting and reporting practices of Electro Rent meet or exceed all applicable legal and business standards. However, the Committee will:

•	Investigate any matter brought to its attention within the scope of its duties.

•	Obtain the approval of this Charter from the Board and review and reassess this Charter at least annually or as conditions dictate.

•	Meet in an executive session at least annually near the end of Electro Rent’s fiscal year, and more frequently as circumstances dictate.

•	Be governed by majority vote of its members.

•	Report the results of and any recommendations from each Committee meeting to the Board and participate in an annual performance evaluation of the Committee.
      The Committee shall have the authority to obtain advice and seek assistance from internal and external legal, accounting and other advisors and to retain search firms and shall determine the extent of funding necessary for the payment of compensation to such persons.

Annex B-2

ANNEX C
2005 EQUITY INCENTIVE PLAN
Electro Rent Corporation
2005 EQUITY INCENTIVE PLAN

SECTION 1 BACKGROUND, PURPOSE AND DURATION		C-1
1.1	Background and Effective Date	C-1
1.2	Purpose of the Plan	C-1
1.3	Duration of the Plan	C-1
1.4	Termination of Old Plans	C-1
SECTION 2 DEFINITIONS		C-1
2.1	1934 Act	C-1
2.2	Affiliate	C-1
2.3	Affiliated SAR	C-1
2.4	Applicable Laws	C-1
2.5	Award	C-2
2.6	Award Agreement	C-2
2.7	Board or Board of Directors	C-2
2.8	Change in Control	C-2
2.9	Code	C-2
2.10	Committee	C-2
2.11	Company	C-2
2.12	Consultant	C-2
2.13	Director	C-2
2.14	Disability	C-2
2.15	Employee	C-2
2.16	ERISA	C-2
2.17	Fair Market Value	C-2
2.18	Freestanding SAR	C-2
2.19	Incentive Stock Option	C-2
2.20	Nonqualified Stock Option	C-3
2.21	Option	C-3
2.22	Option Price	C-3
2.23	Participant	C-3
2.24	Performance Share	C-3
2.25	Performance Unit	C-3
2.26	Period of Restriction	C-3
2.27	Plan	C-3
2.28	Restricted Stock	C-3
2.29	Retirement	C-3
2.30	Rule 16b-3	C-3
2.31	Section 16 Person	C-3
2.32	Shares	C-3
2.33	Stock Appreciation Right or SAR	C-3
2.34	Subsidiary	C-3
2.35	Tandem SAR	C-3
2.36	Termination of Employment	C-3

Annex C-i

SECTION 3 ADMINISTRATION		C-3
3.1	The Committee	C-3
3.2	Authority of the Committee	C-4
3.3	Decisions Binding	C-4
SECTION 4 SHARES SUBJECT TO THE PLAN		C-4
4.1	Shares Available	C-4
4.1.1	Maximum Shares Available Under Plan	C-4
4.1.2	Limitation on Restricted Stock, Performance Units and Performance Shares	C-4
4.1.3	Limitation on Incentive Stock Options and Stock Appreciation Rights	C-4
4.1.4	General Award Limitation	C-4
4.1.5	Adjustments	C-4
4.2	Number of Shares	C-4
4.3	Lapsed Awards	C-5
SECTION 5 STOCK OPTIONS		C-5
5.1	Grant of Options	C-5
5.2	Award Agreement	C-5
5.3	Option Price	C-5
5.3.1	Nonqualified Stock Options	C-5
5.3.2	Incentive Stock Options	C-5
5.3.3	Substitute Options	C-6
5.4	Expiration of Options	C-6
5.4.1	Expiration Dates	C-6
5.4.2	Committee Discretion	C-6
5.5	Exercise of Options	C-6
5.6	Payment	C-6
5.7	Restrictions on Share Transferability	C-7
5.8	Certain Additional Provisions for Incentive Stock Options	C-7
5.8.1	Exercisability	C-7
5.8.2	Termination of Employment	C-7
5.8.3	Company and Subsidiaries	C-7
5.8.4	Expiration	C-7
5.9	Nontransferability	C-7
SECTION 6 STOCK APPRECIATION RIGHTS		C-7
6.1	Grant of SARs	C-7
6.2	Exercise of Tandem SARs	C-7
6.2.1	ISOs	C-7
6.3	Exercise of Affiliated SARs	C-8
6.4	Exercise of Freestanding SARs	C-8
6.5	SAR Agreement	C-8
6.6	Expiration of SARs	C-8
6.7	Payment of SAR Amount	C-8
6.8	Nontransferability of SARs	C-8
SECTION 7 RESTRICTED STOCK		C-8
7.1	Grant of Restricted Stock	C-8
7.2	Restricted Stock Agreement	C-8

Annex C-ii

7.3	Transferability	C-8
7.4	Other Restrictions	C-8
7.5	Removal of Restrictions	C-9
7.6	Voting Rights	C-9
7.7	Dividends and Other Distributions	C-9
7.8	Return of Restricted Stock to Company	C-9
7.9	Repurchase Option	C-9
SECTION 8 PERFORMANCE UNITS AND PERFORMANCE SHARES		C-9
8.1	Grant of Performance Units/ Shares	C-9
8.2	Value of Performance Units/ Shares	C-9
8.3	Earning of Performance Units/ Shares	C-9
8.4	Form and Timing of Performance Units/ Shares	C-10
8.5	Cancellation of Performance Units/ Shares	C-10
8.6	Nontransferability	C-10
SECTION 9 BENEFICIARY DESIGNATION		C-10
SECTION 10 DEFERRALS		C-10
SECTION 11 RIGHTS OF EMPLOYEES AND CONSULTANTS		C-10
11.1	No Effect on Employment or Service	C-10
11.2	Participation	C-10
SECTION 12 AMENDMENT, SUSPENSION, OR TERMINATION		C-10
SECTION 13 TAX WITHHOLDING		C-11
13.1	Withholding Requirements	C-11
13.2	Shares Withholding	C-11
SECTION 14 INDEMNIFICATION		C-11
SECTION 15 ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE		C-11
15.1	Changes in Capitalization	C-11
15.2	Dissolution or Liquidation	C-12
15.3	Merger or Asset Sale	C-12
15.4	Change in Control	C-12
SECTION 16 CONDITIONS UPON ISSUANCE OF SHARES		C-13
16.1	Legal Compliance	C-13
16.2	Investment Representations	C-13
SECTION 17 INABILITY TO OBTAIN AUTHORITY		C-13
SECTION 18 RESERVATION OF SHARES		C-13
SECTION 19 LEGAL CONSTRUCTION		C-13
19.1	Gender and Number	C-13
19.2	Severability	C-13
19.3	Requirements of Law	C-13
20.4	Securities Law Compliance	C-13
19.5	Governing Law	C-13
19.6	Captions	C-13

Annex C-iii

Electro Rent Corporation
2005 Equity Incentive Plan
      Electro Rent Corporation hereby adopts the 2005 Equity Incentive Plan, effective as of August 22, 2005, as follows:
SECTION 1
BACKGROUND, PURPOSE AND DURATION
      1.1 Background and Effective Date. The Plan provides for the granting of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights (or SARs), Restricted Stock, Performance Units, and Performance Shares. The Plan is adopted and effective as of August 22, 2005, subject to approval by the stockholders of the Company within twelve (12) months. The Company will seek stockholder approval in the manner and to the degree required under Applicable Laws. Awards may be granted prior to the receipt of stockholder approval, but such grants shall be null and void if such approval is not in fact received within twelve (12) months.
      1.2 Purpose of the Plan. The purpose of the Plan is to promote the success, and enhance the value, of the Company by aligning the interests of Participants with those of the Company’s shareholders, and by providing Participants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of outstanding individuals, upon whose judgment, interest, and special effort the success of the Company largely is dependent.
      1.3 Duration of the Plan. The Plan shall commence on the date specified in Section 1.1 and subject to SECTION 12 (concerning the Board’s right to amend or terminate the Plan), shall remain in effect thereafter. However, without further stockholder approval, no Incentive Stock Option may be granted under the Plan on or after August 22, 2015.
      1.4 Termination of Old Plans. The Company’s existing stock option plans (the 2002 Stock Option Plan and the 1996 Stock Option Plan) shall terminate effective upon shareholder approval of this Plan, and no further grants of awards shall be made under those plans after the date of such approval. The termination of those plans will not affect the rights of holders of options previously granted and outstanding under those plans.
SECTION 2
DEFINITIONS
      The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

2.1 “1934 Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.2 “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

2.3 “Affiliated SAR” means an SAR that is granted in connection with a related Option, and which automatically will be deemed to be exercised at the same time that the related Option is exercised.

2.4 “Applicable Laws” means the requirements relating to the administration of equity plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

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2.5 “Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, or Performance Shares.

2.6 “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

2.7 “Board” or “Board of Directors” means the Board of Directors of the Company.

2.8 “Change in Control” is defined in Section 15.4.

2.9 “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.10 “Committee” means the committee appointed by the Board to administer the Plan pursuant to Section 3.1.

2.11 “Company” means Electro Rent Corporation., a California corporation, or any successor thereto.

2.12 “Consultant” means an individual who provides significant services to the Company and/or an Affiliate, including a Director who is not an Employee.

2.13 “Director” means any individual who is a member of the Board of Directors of the Company.

2.14 “Disability” means a permanent and total disability within the meaning of Code Section 22(e)(3).

2.15 “Employee” means an employee of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

2.16 “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. Reference to a specific section of ERISA shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

2.17 “Fair Market Value” means as of any date, the value of a Share determined as follows:

(a) If the Shares are listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such Share (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of, or the last market trading day prior to, the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(b) If the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of the Shares shall be the mean between the high bid and low asked prices for the Shares on the day of, or the last market trading day prior to, the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(c) In the absence of an established market for the Shares, the Fair Market Value shall be determined in good faith by the Committee.

2.18 “Freestanding SAR” means a SAR that is granted independently of any Option.

2.19 “Incentive Stock Option” or “ISO” means an option to purchase Shares, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

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2.20 “Non-qualified Stock Option” means an option to purchase Shares which is not intended to be an Incentive Stock Option.

2.21 “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

2.22 “Option Price” means the price at which a Share may be purchased pursuant to an Option.

2.23 “Participant” means an Employee, Consultant or Director who has an outstanding Award.

2.24 “Performance Share” means an Award granted to an Employee pursuant to SECTION 8 having an initial value equal to the Fair Market Value of a Share on the date of grant.

2.25 “Performance Unit” means an Award granted to an Employee pursuant to SECTION 8 having an initial value (other than the Fair Market Value of a Share) that is established by the Committee at the time of grant.

2.26 “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions.

2.27 “Plan” means the Electro Rent Corporation 2005 Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

2.28 “Restricted Stock” means an Award granted to a Participant pursuant to SECTION 7.

2.29 “Retirement” means, in the case of an Employee, a Termination of Employment by reason of the Employee’s retirement at or after age 62.

2.30 “Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act, and any future regulation amending, supplementing or superseding such regulation.

2.31 “Section 16 Person” means a person who, with respect to the Shares, is subject to Section 16 of the 1934 Act.

2.32 “Shares” means the shares of common stock, no par value, of the Company.

2.33 “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, that pursuant to the terms of SECTION 6 is designated as an SAR.

2.34 “Subsidiary” means any “subsidiary corporation” (other than the Company) as defined in Code Section 424(f).

2.35 “Tandem SAR” means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR shall be canceled to the same extent).

2.36 “Termination of Employment” means a cessation of the employee-employer or director or other service arrangement relationship between an Employee, Consultant or Director and the Company or an Affiliate for any reason, including, without limitation, a termination by resignation, discharge, death, Disability, Retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment or re-engagement by the Company or an Affiliate.
SECTION 3
ADMINISTRATION
      3.1 The Committee. The Plan shall be administered by a committee of the Board that meets the requirements of this Section 3.1 (hereinafter referred to as “the Committee”). The Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. The Committee shall be comprised solely of Directors

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who are both “outside directors” under Rule 16b-3 and “independent directors” under the requirements of any national securities exchange or system upon which the Shares are then listed and/or traded.
      3.2 Authority of the Committee. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power (a) to determine which Employees, Consultants and Directors shall be granted Awards, (b) to prescribe the terms and conditions of such Awards, (c) to interpret the Plan and the Awards, (d) to adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (e) to interpret, amend or revoke any such rules.
      The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more directors and/or officers of the Company; provided, however, that the Committee may not delegate its authority and powers with respect to Section 16 Persons.
      3.3 Decisions Binding. All determinations and decisions made by the Committee shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.
SECTION 4
SHARES SUBJECT TO THE PLAN
      4.1 Shares Available.
      4.1.1 Maximum Shares Available Under Plan. The aggregate number of Shares available for issuance under the Plan may not exceed one million (1,000,000) Shares. Such shares may be authorized but unissued shares or treasury shares.
      4.1.2 Limitation on Restricted Stock, Performance Units and Performance Shares. The aggregate number of Shares available for issuance pursuant to Awards of Restricted Stock, Performance Units and Performance Shares may not exceed one million (1,000,000) Shares.
      4.1.3 Limitation on Incentive Stock Options and Stock Appreciation Rights. No Participant may receive Options and SARs for more than sixty thousand (60,000) Shares in the aggregate in any single calendar year; provided, however, that a Participant may receive Options and SARs for up to one hundred thousand (100,000) Shares in the Participant’s initial year of service to the Company.
      4.1.4 General Award Limitation. No Participant may receive Awards under the Plan, the value of which Awards is based solely on an increase in the value of Shares after the date of grant of such Awards, for more than sixty thousand (60,000) Shares in the aggregate in any single calendar year; provided, however, that a Participant may receive Options and SARs for up one hundred thousand (100,000) Shares in the Participant’s initial year of service to the Company. The foregoing annual limitation specifically includes the grant of any Awards representing “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.
      4.1.5 Adjustments. All Share numbers in this Section 4.1 are subject to adjustment as provided in SECTION 15.
      4.2 Number of Shares. The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

(a) While an Award is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

(b) The grant of an Option or Restricted Stock shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

(c) The grant of a Tandem SAR shall reduce the number of Shares available for grant by the number of Shares subject to the related Option (i.e., there is no double counting of Options and their

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related Tandem SARs); provided, however, that, upon the exercise of such Tandem SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Tandem SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

(d) The grant of an Affiliated SAR shall reduce the number of Shares available for grant by the number of Shares subject to the SAR, in addition to the number of Shares subject to the related Option; provided, however, that, upon the exercise of such Affiliated SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Affiliated SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

(e) The grant of a Freestanding SAR shall reduce the number of Shares available for grant by the number of Freestanding SARs granted; provided, however, that, upon the exercise of such Freestanding SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Freestanding SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

(f) The Committee shall in each case determine the appropriate number of Shares to deduct from the authorized pool in connection with the grant of Performance Units and/or Performance Shares.

(g) To the extent that an Award is settled in cash rather than in Shares, the authorized Share pool shall be credited with the appropriate number of Shares having a Fair Market Value equal to the cash settlement of the Award.

      4.3 Lapsed Awards. If an Award is cancelled, terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available to be the subject of an Award.
SECTION 5
STOCK OPTIONS
      5.1 Grant of Options. Options may be granted to Employees, Consultants and Directors at any time and from time to time, as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to Options granted to each Participant. The Committee may grant ISOs, NQSOs, or a combination thereof.
      5.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Option Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.
      5.3 Option Price. Subject to the provisions of this Section 5.3, the Option Price for each Option shall be determined by the Committee in its sole discretion.
      5.3.1 Nonqualified Stock Options. In the case of a Nonqualified Stock Option, the Option Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date that the Option is granted.
      5.3.2 Incentive Stock Options. In the case of an Incentive Stock Option, the Option Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date that the Option is granted; provided, however, that if at the time that the Option is granted, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of

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its Subsidiaries, the Option Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the date that the Option is granted.
      5.3.3 Substitute Options. Notwithstanding the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in Section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees, Consultants or Directors on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion, may determine that such substitute Options shall have an exercise price less than 100% of the Fair Market Value of the Shares on the date the Option is granted.
      5.4 Expiration of Options. Unless the applicable stock option agreement provides otherwise, each Option shall terminate upon the first to occur of the events listed in Section 5.4.1, subject to Section 5.4.2.
      5.4.1 Expiration Dates.
      (a) The date for termination of the Option set forth in the Award Agreement;
      (b) The expiration of ten years from the date the Option was granted, or
      (c) The expiration of three months from the date of the Participant’s Termination of Employment for a reason other than the Participant’s death, Disability or Retirement, or
      (d) The expiration of twelve months from the date of the Participant’s Termination of Employment by reason of Disability, or
      (e) The expiration of twelve months from the date of the Participant’s death, if such death occurs while the Participant is in the employ or service of the Company or an Affiliate.
      5.4.2 Committee Discretion. The Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable. After the Option is granted, the Committee, in its sole discretion may extend the maximum term of such Option. The foregoing discretionary authority is subject to the limitations and restrictions on Incentive Stock Options set forth in Section 5.8.
      5.5 Exercise of Options. Options granted under the Plan shall be exercisable at such times, and subject to such restrictions and conditions, as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.
      5.6 Payment. The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Committee shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(a) cash;

(b) check;

(c) promissory note;

(d) other Shares which (i) in the case of Shares acquired upon exercise of an Option, have been owned by the Participant for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(e) consideration received by the Company from a licensed broker under a cashless exercise program implemented by the Company to facilitate “same day” exercises and sales of Options;

(f) a reduction in the amount of any Company liability to the Participant;

(g) any combination of the foregoing methods of payment; or

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(h) such other consideration and method of payment for the issuance of Shares to the extent permitted by applicable laws.
      5.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option, as it may deem advisable, including, but not limited to, restrictions related to Federal securities laws, the requirements of any national securities exchange or system upon which such Shares are then listed and/or traded, and/or any blue sky or state securities laws.
      5.8 Certain Additional Provisions for Incentive Stock Options.
      5.8.1 Exercisability. The aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.
      5.8.2 Termination of Employment. No Incentive Stock Option may be exercised more than three months after the Participant’s termination of employment for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and (b) the Award Agreement and/or the Committee permits later exercise. No Incentive Stock Option may be exercised more than one year after the Participant’s termination of employment on account of Disability, unless (a) the Participant dies during such one-year period, and (b) the Award Agreement and/or the Committee permit later exercise.
      5.8.3 Company and Subsidiaries Only. Incentive Stock Options may be granted only to persons who are Employees of the Company and/or a Subsidiary at the time of grant.
      5.8.4 Expiration. No Incentive Stock Option may be exercised after the expiration of 10 years from the date such Option was granted; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of 5 years from the date that it was granted.
      5.9 Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as provided under SECTION 9. All Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.
SECTION 6
STOCK APPRECIATION RIGHTS
      6.1 Grant of SARs. An SAR may be granted to an Employee, Consultant or Director at any time and from time to time as determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof. The Committee shall have complete discretion to determine the number of SARs granted to any Participant, and consistent with the provisions of the Plan, the terms and conditions pertaining to such SARs. However, the grant price of a Freestanding SAR shall be at least equal to the Fair Market Value of a Share on the date of grant. The grant price of Tandem or Affiliated SARs shall equal the Option Price of the related Option.
      6.2 Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.
      6.2.1 ISOs. Notwithstanding any contrary provision of the Plan, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR shall expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem

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SAR shall be exercisable only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.
      6.3 Exercise of Affiliated SARs. An Affiliated SAR shall be deemed to be exercised upon the exercise of the related Option. The deemed exercise of an Affiliated SAR shall not necessitate a reduction in the number of Shares subject to the related Option.
      6.4 Exercise of Freestanding SARs. Freestanding SARs shall be exercisable on such terms and conditions as the Committee, in its sole discretion, shall determine.
      6.5 SAR Agreement. Each SAR shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.
      6.6 Expiration of SARs. An SAR granted under the Plan shall expire upon the date determined by the Committee, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 5.4 (pertaining to Options) also shall apply to SARs.
      6.7 Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; times

(b) The number of Shares with respect to which the SAR is exercised.
      At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.
      6.8 Nontransferability of SARs. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as permitted under SECTION 9. An SAR granted to a Participant shall be exercisable during the Participant’s lifetime only by such Participant.
SECTION 7
RESTRICTED STOCK
      7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees, Consultants or Directors in such amounts as the Committee, in its sole discretion, shall determine.
      7.2 Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.
      7.3 Transferability. Except as provided in this SECTION 7, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.
      7.4 Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on any Shares of Restricted Stock as it may deem advisable including, without limitation, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock

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to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing Shares of Restricted Stock shall bear the following legend:

“The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Electro Rent Corporation 2005 Equity Incentive Plan, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of Electro Rent Corporation”
      7.5 Removal of Restrictions. Except as otherwise provided in this SECTION 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and/or remove any restrictions. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 7.4 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.
      7.6 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Committee determines otherwise.
      7.7 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares, unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.
      7.8 Return of Restricted Stock to Company. Subject to the applicable Award Agreement and Section 7.5, upon the earlier of (a) the Participant’s Termination of Employment, or (b) the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and, subject to Section 4.3, again shall become available for grant under the Plan.
      7.9 Repurchase Option. Unless the Committee determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Participant’s service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the Participant and may be paid by cancellation of any indebtedness of the Participant to the Company. The repurchase option shall lapse at a rate determined by the Committee.
SECTION 8
PERFORMANCE UNITS AND PERFORMANCE SHARES
      8.1 Grant of Performance Units/ Shares. Performance Units and Performance Shares may be granted to Employees, Consultants or Directors at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.
      8.2 Value of Performance Units/ Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/ Shares that will be paid out to the Participants. The time period during which the performance goals must be met shall be called the “Performance Period”.
      8.3 Earning of Performance Units/ Shares. After the applicable Performance Period has ended, the holder of Performance Units/ Shares shall be entitled to receive a payout of the number of Performance Units/ Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. After the grant of a Performance

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Unit/ Share, the Committee, in its sole discretion, may adjust and/or waive the achievement of any performance goals for such Performance Unit/ Share.
      8.4 Form and Timing of Payment of Performance Units/ Shares. Payment of earned Performance Units/ Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/ Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/ Shares at the close of the applicable Performance Period) or in a combination thereof.
      8.5 Cancellation of Performance Units/ Shares. Subject to the applicable Award Agreement, upon the earlier of (a) the Participant’s Termination of Employment, or (b) the date set forth in the Award Agreement, all remaining Performance Units/ Shares shall be forfeited by the Participant to the Company, and subject to Section 4.3, the Shares subject thereto shall again be available for grant under the Plan.
      8.6 Nontransferability. Performance Units/ Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as permitted under SECTION 9. A Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s legal representative.
SECTION 9
BENEFICIARY DESIGNATION
      If permitted by the Committee, a Participant may name a beneficiary or beneficiaries to whom any unpaid vested Award shall be paid in event of the Participant’s death. Each such designation shall revoke all prior designations by the same Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate and, subject to the terms of the Plan, any unexercised vested Award may be exercised by the Committee or executor of the Participant’s estate.
SECTION 10
DEFERRALS
      The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.
SECTION 11
RIGHTS OF EMPLOYEES AND CONSULTANTS
      11.1 No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or service at any time, with or without cause.
      11.2 Participation. No Employee, Consultant or Director shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.
SECTION 12
AMENDMENT, SUSPENSION, OR TERMINATION
      The Board, in its sole discretion, may alter, amend or terminate the Plan, or any part thereof, at any time and for any reason. However, as required by Applicable Laws, no alteration or amendment shall be effective without further stockholder approval. None of the amendment, suspension, or termination of the Plan shall,

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without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted. No Award may be granted during any period of suspension or after termination of the Plan.
SECTION 13
TAX WITHHOLDING
      13.1 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes required to be withheld with respect to such Award.
      13.2 Shares Withholding. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy the minimum statutory tax withholding obligation, in whole or in part, by delivering to the Company Shares already owned for more than six (6) months having a value equal to the amount required to be withheld. The value of the Shares to be delivered will be based on their Fair Market Value on the date of delivery.
SECTION 14
INDEMNIFICATION
      Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, notion, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
SECTION 15
ADJUSTMENTS UPON CHANGES IN CAPITALIZATION,
DISSOLUTION, MERGER OR ASSET SALE
      15.1 Changes in Capitalization; No Award Repricing. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per Share covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award. Further, except for the adjustments provided herein, no Award may be amended to reduce its initial exercise price, and no Award may be cancelled and replaced with an Award with a lower price.

Annex C-11

      15.2 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Committee in its discretion may provide for a Participant to have the right to exercise his or her Award until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Committee may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Award shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.
      15.3 Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Award shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the Participant shall fully vest in and have the right to exercise the Award as to all of the Shares as to which it would not otherwise be vested or exercisable. If an Award becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify the Participant in writing or electronically that the Award shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Award shall terminate upon the expiration of such period. For the purposes of this paragraph, the Award shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Shares in the merger or sale of assets.
      15.4 Change in Control. In the event of a Change of Control (as defined below), except as otherwise determined by the Board, the Participant shall fully vest in and have the right to exercise the Awards as to all of the Shares, including Shares as to which it would not otherwise be vested or exercisable. If an Award becomes fully vested and exercisable as the result of a Change of Control, the Committee shall notify the Participant in writing or electronically prior to the Change of Control that the Award shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Award shall terminate upon the expiration of such period. For purposes of this Agreement, a “Change of Control” means the happening of any of the following events:

(a) When any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; or

(b) The stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets; or

(c) A change in the composition of the Board of Directors of the Company, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the date the Plan is approved by the

Annex C-12

stockholders, or (B) are elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

SECTION 16
CONDITIONS UPON ISSUANCE OF SHARES
      16.1 Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.
      16.2 Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
SECTION 17
INABILITY TO OBTAIN AUTHORITY
      The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
SECTION 18
RESERVATION OF SHARES
      The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
SECTION 19
LEGAL CONSTRUCTION
      19.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.
      19.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
      19.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all Applicable Laws. Subject to the foregoing, any grants or payments hereunder may be adjusted as reasonably required to comply with the terms of Section 409A of the Internal Revenue Code, as amended, while attempting to achieve a result whose economic impact is as similar as possible to that contemplated hereunder.
      19.4 Securities Law Compliance. With respect to Section 16 Persons, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.
      19.5 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of California.
      19.6 Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

Annex C-13

ELECTRO RENT CORPORATION
6060 Sepulveda Boulevard
Van Nuys, California 91411-2512
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
The undersigned hereby appoints Daniel Greenberg, Steven Markheim and Joseph J. Kearns as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Electro Rent Corporation held of record by the undersigned on August 12, 2005 at the annual meeting of shareholders to be held on October 6, 2005, or any adjournment thereof.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING
THE ENCLOSED ENVELOPE

— Please Detach Here —
You Must Detach This Portion of the Proxy Card
Before Returning it in the Enclosed Envelope
— DETACH PROXY CARD HERE —

1.	ELECTION OF DIRECTORS	☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY (to vote for all nominees listed below)	☐	EXCEPTIONS
Director Nominees: G.D. Barrone, N.Y. Bekavac, K.J. Curtin, D. Greenberg, J.J. Kearns, S.L. Kling, J.S. Pignatelli
(INSTRUCTION: To withhold authority to vote for any individual nominee mark the “Exceptions” box and write that nominee’s name on the space below.)

EXCEPTIONS:
2.	PROPOSAL TO APPROVE THE SELECTION OF DELOITTE & TOUCHE LLP as the independent auditors of the corporation.

☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	PROPOSAL TO APPROVE THE 2005 EQUITY INCENTIVE PLAN.

☐ FOR	☐ AGAINST	☐ ABSTAIN
4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

☐ FOR	☐ AGAINST	☐ ABSTAIN
This proxy, when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for the seven nominees for directors and for proposals 2, 3 and 4.
Please sign exactly as name appears of record on your stock certificates. When shares are held by joint tenants, both should sign.

Dated:	, 2005

Signature

Title

Signature, if held jointly
When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name, by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.